RAYMOND JAMES INVESTOR PRESENTATION December 4, 2013 Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Certain information contained in this discussion may include “forward-
looking statements” within the meaning of Section 27A of the Securities
Act of 1933, as amended, and Section 21E of the Securities Exchange
Act of 1934, as amended.  These forward-looking statements are generally identified by phrases such as “we expect”, “we believe” or words of similar import.  Although we believe that our expectations with respect to the forward-looking statements are based upon reliable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that our actual results, performance or achievements will not differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements.

FIRST CAPITAL BANK
LET’S MAKE IT WORK
For local Small Businesses, First Capital Bank is the community-
driven bank, which provides a customized, people first approach for the ultimate in customer service, empowering Small Business
Owners to focus on their dream.
We make this happen by always remembering that whether you
are a customer, shareholder, or employee, we are dedicated to the guiding principle that people matter.
Working together, we know great things are possible.

COMPANY PROFILE
• First Capital Bancorp, Inc., is a one bank holding company headquartered in Richmond, Virginia.
• First Capital Bank, operates seven full service banking offices in the greater Richmond, Virginia market.
• The Bank engages in a general commercial banking business, with a particular focus on the needs of small and medium-sized businesses and professionals.
• Key financial metrics at September 30, 2013 include:
– Total Assets - $536.7 million
– Total Net Loans - $408.6 million
– Total Deposits - $446.9 million
– Total Equity - $48.9 million
– Total Risk-Based Capital Ratio – 13.91%
– Tangible Common Equity - $43.4 million

KEY STRATEGIES
• Hire and empower experienced, local bankers
• Emphasize relationship banking targeted to the needs of small and medium-sized businesses, their owners and key employees, and the professional community
• Resume the growth of our delivery system
• Add products/services that reduce reliance on net-interest income, including the expansion of our new mortgage operations
• Diversify our loan portfolio, reducing our exposure to more speculative real estate loans
• Increase our legal lending limit and ability to serve our larger customers
• Maintain sales-oriented culture that is highly conducive to maximizing production

STRENGTHENED MANAGEMENT TEAM
Name Position Years
Experience
Year
Joined
Grant Grayson Chairman of the Board 15 1998
Kenneth R. Lehman Director 25 2012
John M. Presley Managing Director and CEO 21 2008
Robert G. Watts, Jr. President 28 2000
Gary Armstrong EVP and Chief Lending Officer 26 2009
Andy Ferguson EVP and Chief Credit Officer 26 2010
William W. Ranson EVP and Chief Financial Officer 26 2004
Jim Sedlar EVP and Chief Operating Officer 26 2008
Bill Bien EVP – Lending 31 2003

OUR MARKET – RICHMOND MSA
• State Capitol and third-largest metro area in Virginia
• Growing population in excess of 1.3 million; banking deposits of $30.3 billion
• One of the “Best Cities for Business” among 102 metro areas, rated by the Wall
Street Journal’s MarketWatch.com, December 13, 2011
• Virginia was ranked #1 state in the U.S. for business in 2011 by CNBC
• Consistently one of the lowest unemployment rates among the nation’s largest metropolitan areas (August 2013: 6.0% in Richmond MSA vs. 7.3% National
Average)
• Highly diversified economy with leading employment by sector being services, government, trade, financial and manufacturing
• Largest private employers include Capital One, VCU Health System, HCA,
Dominion Resources, Altria, SunTrust, WellPoint and DuPont
• Educated workforce – 15 four-year & 11 two-year colleges and universities
• Ten Fortune 1000 Companies are headquartered here

Headquarters
4222 Cox Road
Glen Allen, VA 23060

11001 West Broad Street
Glen Allen, VA 23060

901 East Cary Street, Suite 100
Richmond, VA 23219

1776 Staples Mill Road
Richmond, VA 23230

First Capital Bank

1580 Koger Center Blvd., Suite C
Richmond, VA 23235

2810 Buford Road
Richmond, VA 23235

7100 Three Chopt Road
Richmond, VA 23226

409 S. Washington Highway
Ashland, VA 23005

First Capital Bancorp, Inc.

OUR FACILITIES 8

Ashland
Hanover
Wyndham
Goochland
Manakin Sabot
Glen Allen
Laurel Park
Henry Clay Heights
Mechanicsville
Tuckahoe
Cold Harbor Farms
Richmond
Highland Springs
Bon Air
Montrose
Bensley Village
Bellwood Manor
522
64
250
33
95
295
73
197
360
288
60
76
150
156
895
54
30

First Capital Bancorp, Inc.

BRANCH NETWORK
Branch Name and Address City Year
Opened/
Purchased
Owned/
Leased
ATM Deposits
09/30/13
($000)
Westmark – 11001 West Broad Street Glen Allen 1998 Owned Drive Through $138,728
Staples Mill – 1776 Staples Mill Road Richmond 2003 Leased Drive Through 69,578
Three Chopt – 7100 Three Chopt Road Richmond 2006 Owned On Site 41,933
Ashland – 409 Washington Highway Ashland 2000 Owned Drive Through 55,599
James Center – 901 E. Cary Street Richmond 2007 Leased On Site 52,322
Chesterfield Towne Center – 1580 Koger Center Blvd. Richmond 2003 Leased Drive Through 54,924
Bon Air – 2810 Buford Road Richmond 2008 Leased Drive Through 33,787
Headquarters – 4222 Cox Road Glen Allen 2010 Owned None 0
Total: $446,871

$600,000
$500,000
$400,000
$300,000
$200,000
$100,000
$0
2002Y
2003Y
2004Y
2005Y
2006Y
2007Y
2008Y
2009Y
2010Y
2011Y
2012Y
2013Q3
Total Assets ($000)
Total Net Loans ($000)
Total Deposits ($000)
Tangible Common Equity ($000)
Total Equity ($000)

First Capital Bancorp, Inc.

BALANCE SHEET DATA The growth opportunity with our market remains exceptional 10

2007
Commercial
15%
1-4 Family
16%
Multi-family
1%
Consumer
6%
Commercial RE
29%
Construction
33%

2013
Commercial
12%
1-4 Family
20%
Consumer
5%
Construction
15%
Multi-family
9%
Commercial RE
39%

First Capital Bancorp, Inc.

LOAN COMPOSITION • We have reduced our construction loan exposure by more than 50% • The vast majority of our commercial real estate loans are to owner-occupied businesses 11

2007
Jumbo CD
26%
Transaction Acct
19%
MMDA & Savings
21%
Retail CD
34%

2013Q3
Jumbo CD
30%
Transaction Acct
18%
MMDA & Savings
35%
Retail CD
17%

First Capital Bancorp, Inc.

DEPOSIT COMPOSITION 70% or our deposits were core deposits at September 30, 2013. 12

Trust Preferred
1.0%
Sub Debt
0.4%
Equity
9.1%
Other liabilities
0.7%
Deposits
83.3%
FHLB Borrowings
5.6%

First Capital Bancorp, Inc.

FUNDING SOURCES We have committed and stable funding sources 13

Net Income before Taxes and Loan Loss Provisions ($000)
Loan Loss Provisions ($000)
15,000
10,000
5,000
0
-5,000
-10,000
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013

First Capital Bancorp, Inc.

INCOME STATEMENT DATA • Our bottom line over the past four years has been adversely impacted by credit losses • These credit losses have overshadowed our core growth 14

Trailing 12 Month Revenue, Noninterest Expenses and PPNR*
Revenue ($000)
Noninterest Expense ($000)
PPNR ($000)
$20,000
$15,000
$10,000
$5,000
$0
2002Q4
2003Q2
2003Q4
2004Q2
2004Q4
2005Q2
2005Q4
2006Q2
2006Q4
2007Q2
2007Q4
2008Q2
2008Q4
2009Q2
2009Q4
2010Q2
2010Q4
2011Q2
2011Q4
2012Q2
2012Q4
2013Q2

First Capital Bancorp, Inc.

UNDERLYING EARNINGS POWER
• Our recent credit losses have masked our growth in core earning power
• We are committed to increasing our non-interest income
*PPNR = Net Income before Taxes, Loan Loss Provision, Asset Resolution Plan and FHLB Debt Restructure. ($000)

LTM Recurring Preprovision Net Revenue
Amount (left scale $000)
Per share (right scale)
($000)
$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
2002Q4
2003Q2
2003Q4
2004Q2
2004Q4
2005Q2
2005Q4
2006Q2
2006Q4
2007Q2
2007Q4
2008Q2
2008Q4
2009Q2
2009Q4
2010Q2
2010Q4
2011Q2
2011Q4
2012Q2
2012Q4
2013Q2

First Capital Bancorp, Inc.

UNDERLYING EARNINGS POWER Removing credit related losses and other nonrecurring items highlights the Company’s underlying earning power 16

LTM Recurring Preprovision Earnings per Share
$0.40
$0.30
$0.20
$0.10
$0.00
2002Q4
2003Q2
2003Q4
2004Q2
2004Q4
2005Q2
2005Q4
2006Q2
2006Q4
2007Q2
2007Q4
2008Q2
2008Q4
2009Q2
2009Q4
2010Q2
2010Q4
2011Q2
2011Q4
2012Q2
2012Q4
2013Q2

First Capital Bancorp, Inc.

UNDERLYING EARNINGS POWER 17

NPAs & 90+ Days Past Due / Assets

NPAs & 90+ Days Past Due / Assets
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
2002Q2
2002Q4
2003Q2
2003Q4
2004Q2
2004Q4
2005Q2
2005Q4
2006Q2
2006Q4
2007Q2
2007Q4
2008Q2
2008Q4
2009Q2
2009Q4
2010Q2
2010Q4
2011Q2
2011Q4
2012Q2
2012Q4
2013Q2

First Capital Bancorp, Inc.

ASSET QUALITY
• Our nonperforming assets (NPA’s) peaked in the second quarter of 2011
• We had no severely delinquent loans (90+ days past due) at September 30,
2013
• Loans 30 to 89 days past due at the end of the 3 rd quarter of 2013 were
$665 thousand, down from $7.6 million at the end of the 2 nd quarter of 2011

NPAs+ 90+Delinq/ Equity+Reserves (%)

70
60
50
40
30
20
10
0
2002Q2
2003Q2
2004Q2
2005Q2
2006Q2
2007Q2
2008Q2
2009Q2
2010Q2
2011Q2
2012Q2
2013Q2

First Capital Bancorp, Inc.

ASSET QUALITY 19

ASSET QUALITY
• Total adversely classified loans decreased by approximately $4.9 million to $13.9 million at the end of the third quarter of 2013 from
$18.8 million at the end of the second quarter of 2012.
• Total non-accrual loans decreased by $5.9 million to $3.9 million at the end of the third quarter of 2013 from $9.8 million at the end of the second quarter of 2012.
• OREO decreased approximately $2.2 million to $2.2 million at the end of the third quarter of 2013 from $4.8 million at the end of the second quarter of 2012.
• Loans past due 30 to 89 days dropped to its lowest level in two years from $7.6 million as the end of the second quarter of 2011 to
$665 thousand at the end of the third quarter of 2013.

ASSET QUALITY SUMMARY
6/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013
Total Adversely Classified items/Tier 1
+ ALLL 45.2% 49.19% 44.40% 37.29% 27.92% 27.67%
Weighted Classifications/Tier 1 + ALLL 11.31% 12.30% 11.10% 9.32% 6.98% 6.92%
30-89 past due loans/Total Loans 0.32% 0.47% 0.55% 0.55% 0.27% 0.16%
Nonaccruals plus 90+ days PD
accruing/Total Loans 2.65% 2.54% 2.49% 1.65% 1.24% 0.94%
ALLL/Total Loans and Leases 1.97% 1.97% 1.93% 1.93% 2.08% 2.06%
ALLL/Nonaccruing Loans 74.2% 77.7% 77.7% 117.3% 168.0% 218.4%
Charge-offs/Total Loans (annualized) 6.0% 4.2% 3.1% 0.8% 0.9% 0.6%
CRE Level I/Risk-based Capital 92% 83.07% 108.02% 108.99% 121.29% 118.21%

NON-PERFORMING ASSETS
September 30, December 31, September 30, June 30,
2013 2012
(Dollars in thousands)
Nonaccrual loans $          3,933 $          8,014 $          9,279 $          9,778
Loans past due 90 days and accruing interest - 1,338 - -
Total nonperforming loans 3,933 9,352 9,279 9,778
Other real estate owned 2,602 3,771 4,502 4,787
Total nonperforming assets $          6,535 $         13,123 $        13,781 $        14,565
Allowance for loan losses to period end loans 2.06% 1.93% 1.97% 1.97%
Nonperforming assets to total assets 1.22% 2.42% 2.60% 2.80%
Allowance for loan losses to nonaccrual loans 218.44% 90.70% 77.68% 74.18%
Three Months Ended
September 30, December 31, September 30, June 30,
2013 2012
Allowance for loan losses
Beginning balance $          8,582 $          7,208 $          7,253 $          8,002
(Recovery of) provision for loan losses (86) 165 156 8,310
Net (recoveries) charge-offs (95) 104 201 9,059
Ending balance $          8,591 $          7,269 $          7,208 $          7,253

CAPITALIZATION
($ in thousands, except per share amounts) 6/30/2012 09/30/2013
Subordinated debt $        1,200 $           800
Trust preferred securities $        5,155 $        5,155
Preferred equity $        5,413 $        5,498
Common equity $      40,197 $      43,385
Total regulatory capital $      45,610 $      48,883
Net unrealized gains $        1,402 $            104
Allowance included in Tier 2 $        4,918 $         5,363
Risk-weighted assets $    391,100 $    425,829
Disallowed Deferred Tax Asset $        2,000 $            869
Tier 1 common equity $      40,197 $      43,385
Tier 1 capital $      47,363 $      53,063
Total capital $      53,481 $      59,226
Total capital ratio 13.67% 13.91%
Common shares outstanding 11,885 12,183
Book value per share $          3.38 $          3.56

WHY INVEST IN FCVA
• We have built a strong management team and platform for growth
• The attractiveness of the Richmond market, including the
opportunity to gain market share from out-of-state banks and weakened local community banks
• The improving economy and our encouraging asset quality trends
• Our growth in earnings power, which has been hidden by past credit losses
• The opportunity for us to be a regional consolidator in Virginia
• The potential for a take-out premium down the road as we are one of the largest community banks remaining that exclusively serves the Richmond MSA

25